THIRD OMNIBUS AMENDMENT TO THE
SECURITIES PURCHASE AGREEMENT AND SENIOR SECURED CONVERTIBLE NOTES

This THIRD OMNIBUS AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT AND SENIOR SECURED CONVERTIBLE NOTES (this “Third Amendment”) is dated as of July 31, 2023 and is made in reference to that certain Securities Purchase Agreement, dated as of January 11, 2020 (as heretofore has been, and as hereafter may be, amended, restated or otherwise modified, the “Purchase Agreement”), by and among ClearPoint Neuro, Inc. (previously named MRI Interventions, Inc.), a Delaware corporation (the “Company”), the investors identified on the signature pages thereto (the “Investors”), Petrichor Opportunities Fund I LP, as resigning collateral agent (the “Resigning Agent”) and PTC Therapeutics, Inc. (“PTC”), as successor agent as set forth below (collectively, the “Parties”) and the Notes (as hereinafter defined) issued thereunder.

RECITALS

WHEREAS, the Parties hereto previously entered into the Purchase Agreement, which provides for the issuance of senior secured convertible promissory notes, the forms of which are attached as Exhibits A-1, A-2 and A-3 thereto, and referred to herein as the “First Closing Notes,” the “Second Closing Notes” and the “Third Closing Notes,” respectively, and collectively referred to herein as the “Notes”;

WHEREAS, the Resigning Agent desires to resign as Collateral Agent pursuant to Section 8.5 of the Purchase Agreement;
WHEREAS, pursuant to Section 8.5 of the Purchase Agreement, the Required Holders, desire to appoint PTC to act as the successor Collateral Agent (in such capacity, the “Successor Agent”) under the Purchase Agreement and the other Transaction Documents (the “Appointment”);
WHEREAS, the Successor Agent has agreed to accept the Appointment and each Required Holder has approved of the Appointment; and
WHEREAS, effective immediately upon the Appointment of the Successor Agent, the Parties desire to amend each of the Purchase Agreement and the Notes as set forth herein.
NOW, THEREFORE, each of the Purchase Agreement and the Notes are hereby amended as set forth below:

1.Defined Terms. Capitalized terms used in this Third Amendment without definition shall have the same meanings ascribed to such terms in the Purchase Agreement or the Notes, as applicable.
2. Resignation. Pursuant to Section 8.5 of the Purchase Agreement, the Resigning Agent hereby resigns as Collateral Agent under the Purchase Agreement and the other Transaction Documents, effective as of the date hereof (the “Effective Date”). On the Effective Date, the Resigning Agent’s rights, powers and duties (other than such rights expressly provided herein) as Collateral Agent shall be terminated, without any further act or deed on the part of the Resigning Agent or any of the parties to the Purchase Agreement.
3.Appointment. Effective as of the Effective Date, (i) the Investors parties hereto (which such Holders constitute the Required Holders) hereby appoint, in accordance with Section 8.5 of the Purchase Agreement, the Successor Agent as the Collateral Agent under the Purchase Agreement and the other Transaction Documents, (ii) the Successor Agent hereby accepts its appointment as the Collateral Agent under the Purchase Agreement and the other Transaction Documents, (iii) the Company hereby acknowledges the appointment of the Successor Agent as the Collateral Agent under the Purchase Agreement and the other Transaction Documents and (iv) the Successor Agent, as the Collateral Agent, shall succeed to, and be vested with, all of the rights, powers and duties of the Collateral Agent under the Purchase Agreement and any other Transaction Documents.

4.     Amendment to the Purchase Agreement. The Purchase Agreement and each other applicable Transaction Document are each hereby amended and modified to give effect to the provisions set forth on Exhibit A hereto, mutatis mutandis, as of the date that all conditions described in Section 5 below are satisfied.

    5.    Conditions to Effectiveness. This Third Amendment shall become effective only upon the satisfaction of the following conditions precedent:

(a)Agreement. Each of the Parties shall have executed and delivered a counterpart of this Third Amendment by a duly authorized officer of such Party.

6.             Collateral. As of the Effective Date, the Resigning Agent, as the resigning Collateral Agent under the Purchase Agreement and the other Transaction Documents, hereby assigns to the Successor Agent each of the liens and security interests granted to the Resigning Agent under the Purchase Documents, in its capacity as Collateral Agent, and the Successor Agent, as the new Collateral Agent under the Purchase Documents, hereby assumes all such liens and security interests, for its benefit and for the benefit of the Investors.

7.    Miscellaneous.

(a)                On and after the date hereof, each reference in the Purchase Agreement to “this Third Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Purchase Agreement shall mean and be a reference to the Purchase Agreement as amended by this Third Amendment. Except as expressly provided in this Third Amendment, all other terms, conditions and provisions of the Purchase Agreement shall continue in full force and effect as provided therein.

(b)               On and after the date hereof, reference in each of the Notes to “this Note”, “hereunder”, “hereof”, “herein” or words of like import referring to such Note shall mean and be a reference to the Note as amended by this Third Amendment. Except as expressly provided in this Third Amendment, all other terms, conditions and provisions of the Notes shall continue in full force and effect as provided therein.

(c)                This Third Amendment may be executed in any number of counterparts and by Parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original but all such counterparts together shall constitute but one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

[Signature Page Follows.]

IN WITNESS WHEREOF, the Company has executed, acknowledged and delivered this Third Amendment effective as of the day and year first above written.

COMPANY:

CLEARPOINT NEURO, INC.

By:  /s/ Joseph M. Burnett
Name: Joseph M. Burnett
Title: President and CEO

RESIGNING AGENT:

PETRICHOR OPPORTUNITIES FUND I LP

By: Petrichor Opportunities Fund I GP, LLC

By:  /s/ Tadd Wessel                   _ _
Name: Tadd Wessel
Title: Managing Partner/Founder

SUCCESSOR AGENT:

PTC THERAPEUTICS, INC.

By:  /s/ Pierre Gravier             _
Name: Pierre Gravier
Title: CFO

REQUIRED HOLDERS:

PTC THERAPEUTICS, INC.

By:  /s/ Pierre Gravier
Name: Pierre Gravier
Title: CFO

Third Omnibus Amendment to Securities Purchase Agreement and Senior Secured Promissory Notes

EXHIBIT A
Notwithstanding anything to the contrary contained in the Purchase Agreement, any Note or in any other Transaction Document, the Purchase Agreement, each Note and each other applicable Transaction Document are each hereby amended and modified (to the extent applicable) to give effect to the provisions set forth on this Exhibit A.
Definitions, Etc.
Section 1.01Defined Terms. The following terms shall have the following meanings for purposes of this Third Amendment, including without limitation, this Exhibit A, and the provisions contained herein:
“Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to Term SOFR for such calculation.
“Collateral Agent” means PTC Therapeutics, Inc.
“Conforming Changes” means, with respect to either the use or administration of Term SOFR, any technical, administrative or operational changes (including changes to the definition of “interest period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods and other technical, administrative or operational matters) that the Required Holders and the Company determine may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Required Holders and the Company in a manner substantially consistent with market practice.
“Interest Rate” means, as of any date, an annual rate per annum equal to the sum of (i) the greater of (x) Adjusted Term SOFR as of such date, and (y) 2.00%, plus (ii) the Applicable Margin; provided, that, on any date when an Event of Default shall have occurred and be continuing, the “Interest Rate” shall be the “Interest Rate” determined in accordance with the foregoing plus 3.00%.
“LIBOR Rate Related Definition” means any term defined in the Purchase Agreement, any Note or any other Transaction Document (or any partial definition thereof) as in effect immediately prior to giving effect to the provisions of this Third Amendment on the Rate Transition Date, however phrased, primarily relating to the determination, administration or calculation of the LIBOR Rate, including by way of example any instances of the LIBOR Rate and other applicable terms.
“Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”.
“Rate Transition Date” means July 1, 2023.
“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.
“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Term SOFR” means with respect to any Calendar Quarter, the Term SOFR Reference Rate for a three-month tenor on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) Business Days prior to the first day of such Calendar Quarter, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding Business Day is not more than three (3) Business Days prior to such Periodic Term SOFR Determination Day.
“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Required Holders and the Company).
“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.
Section 1.02Definitions. The Purchase Agreement, each Note and each other applicable Transaction Document are each hereby amended and modified (to the extent applicable) to incorporate the definitions set forth in Section 1.01 of this Exhibit A, mutatis mutandis, to the extent used in any such Transaction Document, including as a result of the effectiveness of this Third Amendment. If the Purchase Agreement, any Note or any other Transaction Document as in effect immediately prior to giving effect to the provisions of this Third Amendment already defines any term defined in Section 1.01 of this Exhibit A, the definition in Section 1.01 of this Exhibit A shall supersede such definition in the Purchase Agreement, any Note or such Transaction Document, if applicable.
Section 1.03Additional Conforming Changes. Nothing in this Third Amendment shall restrict or impact the ability or right of the Parties to make any future modifications, supplements, amendments, technical, administrative or operational changes or other conforming changes that the Required Holders and the Company reasonably decide may be necessary to reflect the adoption and implementation of Term SOFR and to permit the use and administration thereof by the Parties to the extent permitted pursuant to the Transaction Documents, as amended hereby.
Article 1.Discontinuance of the LIBOR Rate.
Section 1.01LIBOR Rate Credit Extensions. Notwithstanding any provision of the Purchase Agreement, any Note or any other Transaction Document to the contrary, whether or not the LIBOR Rate is operational, reported, published on a synthetic basis or otherwise available in the market as of the Rate Transition Date, subject to Article 4 of this Exhibit A the Indebtedness evidenced by the Notes shall, from and after the Rate Transition Date, no longer bear interest based on the LIBOR Rate and shall instead bear interest at a rate based on Adjusted Term SOFR.
Section 1.02LIBOR Rate Definitions. Notwithstanding any provision of the Purchase Agreement, any Note or any other Transaction Document to the contrary, subject to the provisions of Article 4 of this Exhibit A, from and after the Rate Transition Date, the “LIBOR Rate” and related definitions shall be deemed deleted from the Purchase Agreement, the Notes and each other applicable Transaction Document and of no further force or effect.
Article 2.New Adjusted Term SOFR Benchmark.
Section 1.01Modification to LIBOR Rate Related Definitions and Provisions. Notwithstanding any provision of the Purchase Agreement, any Note or any other Transaction Document to the contrary, subject to the provisions of Section 3.04 and Article 4 of this Exhibit A: (a) from and after the Rate Transition Date, any usage of “LIBOR Rate” in the Purchase Agreement, any Note or any other Transaction Document, as applicable, shall be deemed deleted and of no further force or effect and the term “Adjusted Term SOFR” shall be inserted in lieu thereof; and (b) any term or provision of the Purchase Agreement, any Note or any other Transaction Document that refers or is applicable to the

LIBOR Rate immediately prior to giving effect to the provisions of this Third Amendment on the Rate Transition Date shall be deemed to refer to and be applicable to Adjusted Term SOFR from and after the Rate Transition Date, unless, and to the extent that, such term or provision is superseded or otherwise modified by this Third Amendment, in which case, such term or provision shall to such extent be construed as so superseded or otherwise modified as set forth in this Third Amendment.
Section 1.02SOFR Conventions and Provisions. Notwithstanding any provision of the Purchase Agreement, any Note or any other Transaction Document to the contrary, subject to Article 4 of this Exhibit A, and the Purchase Agreement and each other applicable Transaction Document are each hereby amended and modified from and after the Rate Transition Date to incorporate such provisions therein:
(a)London Interbank Market. Any reference in the Purchase Agreement, any Note or any other Transaction Documents to the London interbank market, London interbank eurodollar market or other analogous or similar term shall be disregarded and, to the extent that such reference operates as a limitation on, or qualification of, the applicability of another provision, such limitation or qualification will be deemed removed.
Section 1.03Interest on the Loan.
(a)Interest Payments. Interest accrued on the outstanding principal balance of the Loan shall be due and payable, in the manner provided in the Purchase Agreement and in the Notes.
(b)Effective Rate. Subject to Section 3.04 and Article 4 below, interest shall be calculated for each Note shall, from and after the Rate Transition Date, using Adjusted Term SOFR as set forth in this Third Amendment and as applied as the Interest Rate contemplated within the Notes (including the additional interest contemplated in the definition thereof after the occurrence and during the continuance of an Event of Default).
(c)Term SOFR Conforming Changes. In connection with the use or administration of Term SOFR, the Required Holders and the Company will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to the Purchase Agreement, any Note or any other Transaction Document.
Section 1.04Term SOFR Not Determinable.
(a) If prior to the commencement of any Calendar Quarter, the Required Holders determine (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining Term SOFR for such Calendar Quarter, then the Required Holders shall give notice thereof to the Company as promptly as practicable and, until the Required Holders notify the Company that the circumstances giving rise to such notice no longer exist, the Notes shall bear interest calculated in accordance with the definition of Interest Rate but using the Prime Rate instead of Term SOFR.
(b) If at any time the Required Holders determine (which determination shall be conclusive absent manifest error) that (A) the circumstances set forth in Section 3.04(a) have arisen and such circumstances are unlikely to be temporary or (B) the circumstances set forth in Section 3.04(a) have not arisen but the Term SOFR Administrator has made a public statement identifying a specific date after which Term SOFR shall no longer be used for determining interest rates for loans, then the Required Holders and the Company shall endeavor in good faith to establish an alternate rate of interest to Term SOFR that gives due consideration to the then prevailing market convention for determining a rate of interest for leveraged syndicated loans in the United States at such time and, upon the Required Holders and the Company agreeing upon such alternate rate of interest, and the Required Holders and the Company shall enter into an amendment to the Notes to reflect such alternate rate of interest and such other related changes to the Notes as may be applicable. Until an alternate rate of interest shall be determined in accordance with this Section 3.04(b) (but, in the case of the circumstances described in clause (B) of the first sentence of this Section 3.04(b), only to the extent Term SOFR for such Calendar Quarter is not available or published at such time on a current basis), Section 3.04(a) shall be applicable.
Article 3.Delayed Transition for Prior Interest Period.
    The provisions in the other Articles of this Exhibit A shall not apply with respect to any period or determination of the LIBOR Rate that: (i) is or was set prior to the Rate Transition Date; and (ii) is held constant for a specifically designated period and is not reset on a daily or substantially daily basis (disregarding day count, weekend or holiday conventions); provided that, with respect to any such LIBOR Rate applicable to the Note described in this Article 4, such LIBOR Rate shall only continue in effect in accordance with its terms until the then-current “interest period” (or any similar or analogous definition) (as defined without giving effect to this Third Amendment) therefor has concluded.